                                 EXHIBIT 10.17

==============================================================================







                            SEI INVESTMENTS COMPANY





                   $20,000,000 7.20% Senior Notes, Series A,
                             due February 24, 2007


                                      and


                   $15,000,000 7.27% Senior Notes, Series B,
                             due February 24, 2012





                               ----------------

                            NOTE PURCHASE AGREEMENT

                               ----------------





                         Dated as of February 24, 1997







==============================================================================

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                               TABLE OF CONTENTS

SECTION                            HEADING                             PAGE

SECTION 1.     AUTHORIZATION OF NOTES.....................................1



SECTION 2.     SALE AND PURCHASE OF NOTES.................................1



SECTION 3.     CLOSING....................................................2



SECTION 4.     CONDITIONS TO CLOSING......................................2

    Section 4.1.   Representations and Warranties.........................2
    Section 4.2.   Performance; No Default................................2
    Section 4.3.   Compliance Certificates................................2
    Section 4.4.   Opinions of Counsel....................................3
    Section 4.5.   Purchase Permitted by Applicable Law, etc..............3
    Section 4.6.   Sale of Other Notes....................................3
    Section 4.7.   Payment of Special Counsel Fees........................3
    Section 4.8.   Private Placement Number...............................3
    Section 4.9.   Changes in Corporate Structure.........................3
    Section 4.10.  Proceedings and Documents..............................3


SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............4

    Section 5.1.   Organization; Power and Authority.....................4
    Section 5.2.   Authorization, Etc....................................4
    Section 5.3.   Disclosure............................................4
    Section 5.4.   Organization and Ownership of Shares of
                    Subsidiaries; Affiliates.............................5
    Section 5.5.   Financial Statements..................................5
    Section 5.6.   Compliance with Laws, Other Instruments, etc..........5
    Section 5.7.   Governmental Authorizations, etc......................6
    Section 5.8.   Litigation; Observance of Statutes and Orders.........6
    Section 5.9.   Taxes.................................................6
    Section 5.10.  Title to Property; Leases.............................6
    Section 5.11.  Licenses, Permits, etc................................7
    Section 5.12.  Compliance with ERISA.................................7
    Section 5.13.  Private Offering by the Company.......................8
    Section 5.14.  Use of Proceeds; Margin Regulations...................8
    Section 5.15.  Existing Debt.........................................8
    Section 5.16.  Foreign Assets Control Regulations, etc...............8
    Section 5.17.  Status under Certain Statutes.........................9

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SECTION 6.     REPRESENTATIONS OF THE PURCHASER..........................9

    Section 6.1.   Purchase for Investment...............................9
    Section 6.2.   Source of Funds.......................................9


SECTION 7.     INFORMATION AS TO COMPANY................................10

    Section 7.1.   Financial and Business Information...................10
    Section 7.2.   Officer's Certificate................................13
    Section 7.3.   Inspection...........................................13


SECTION 8.     PREPAYMENT OF THE NOTES..................................14

    Section 8.1.   Required Prepayments.................................14
    Section 8.2.   Optional Prepayments with Make-Whole Amount..........14
    Section 8.3.   Allocation of Partial Prepayments....................15
    Section 8.4.   Prepayment upon Change in Control....................15
    Section 8.5.   Maturity; Surrender, Etc.............................17
    Section 8.6.   Purchase of Notes....................................17
    Section 8.7.   Make-Whole Amount....................................18


SECTION 9.     AFFIRMATIVE COVENANTS....................................19

    Section 9.1.   Compliance with Law..................................19
    Section 9.2.   Insurance............................................19
    Section 9.3.   Maintenance of Properties............................20
    Section 9.4.   Payment of Taxes.....................................20
    Section 9.5.   Corporate Existence, Etc.............................20


SECTION 10.    NEGATIVE COVENANTS.......................................20

    Section 10.1.  Fixed Charges Coverage Ratio.........................20
    Section 10.2.  Limitations on Debt..................................21
    Section 10.3.  Consolidated Net Worth...............................22
    Section 10.4.  Mergers, Consolidations and Sales of Assets..........22
    Section 10.5.  Limitation on Liens..................................26
    Section 10.6.  Investments..........................................28
    Section 10.7.  Changes in Status of Subsidiaries....................29
    Section 10.8.  Transactions with Affiliates.........................30


SECTION 11.    EVENTS OF DEFAULT........................................30



SECTION 12.    REMEDIES ON DEFAULT, ETC.................................32

    Section 12.1.  Acceleration.........................................32
    Section 12.2.  Other Remedies.......................................33
    Section 12.3.  Rescission...........................................33
    Section 12.4.  No Waivers or Election of Remedies, Expenses, Etc....34

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SECTION 13.    REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES............34

    Section 13.1.  Registration of Notes................................34
    Section 13.2.  Transfer and Exchange of Notes.......................34
    Section 13.3.  Replacement of Notes.................................35

SECTION 14.     PAYMENTS ON NOTES.......................................35

    Section 14.1.   Place of Payment....................................35
    Section 14.2.   Home Office Payment.................................35


SECTION 15.     EXPENSES, ETC...........................................36

    Section 15.1.   Transaction Expenses................................36
    Section 15.2.   Survival............................................36


SECTION 16.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                ENTIRE AGREEMENT........................................36

SECTION 17.     AMENDMENT AND WAIVER....................................37

    Section 17.1.    Requirements.......................................37
    Section 17.2.    Solicitation of Holders of Notes...................37
    Section 17.3.    Binding Effect, Etc................................37
    Section 17.4.    Notes Held by Company, Etc.........................38


SECTION 18.     NOTICES.................................................38

SECTION 19.     REPRODUCTION OF DOCUMENTS...............................38

SECTION 20.     CONFIDENTIAL INFORMATION................................39

SECTION 21.     SUBSTITUTION OF PURCHASER...............................30

SECTION 22.     MISCELLANEOUS...........................................40

    Section 22.1.    Successors and Assigns.............................40
    Section 22.2.    Payments Due on Non-Business Days..................40
    Section 22.3.    Severability.......................................40
    Section 22.4.    Construction.......................................40
    Section 22.5.    Counterparts.......................................41
    Section 22.6.    Governing Law......................................41

                                      74
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                            SEI Investments Company
                           Oaks, Pennsylvania 19456

              7.20% Senior Notes, Series A, due February 24, 2007
                                      and

              7.27% Senior Notes, Series B, due February 24, 2012



                                                    as of February 24, 1997
TO   THE PURCHASERS LISTED IN
        THE ATTACHED SCHEDULE A:


Ladies and Gentlemen:

SEI INVESTMENTS COMPANY, a Pennsylvania corporation (the "Company"), agrees with the Purchasers named on Schedule A to this Agreement (the "Purchasers") as follows:

Section 1.                 Authorization of Notes.

The Company will authorize the issue and sale of $20,000,000 aggregate principal amount of its 7.20% Senior Notes, Series A, due February 24, 2007 (the "Series A Notes", such term to include any such notes of such series issued in substitution therefor pursuant to Section 13 of this Agreement) and $15,000,000 aggregate principal amount of its 7.27% Senior Notes, Series B, due February 24, 2012 (the "Series B Notes", such term to include any such notes of such series issued in substitution therefor pursuant to Section 13 of this Agreement; the Series A Notes and Series B Notes are hereinafter collectively referred to as the "Notes"). The Series A Notes shall be substantially in the form set out in
Exhibit 1-A, and the Series B Notes shall be substantially in the form set out in Exhibit 1-B, in each case, with such changes therefrom, if any, as may be approved by each of the Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 2.                 Sale and Purchase of Notes.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and such Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the each of the Purchasers under the this Agreement are several and not joint obligations and no Purchaser shall have any obligation under this Agreement nor any liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

Section 3.                 Closing.

The sale and purchase of the Notes to be purchased by the Purchasers shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m., Chicago time, at a closing (the "Closing") on February 24, 1997 or on such other Business Day thereafter on or prior to March 15, 1997 as may be agreed upon by the Company and each of the Purchasers. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note of each series to be purchased by such Purchaser (or such greater number of Notes in denominations of at least $3,000,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 2001-0687 at CoreStates Bank, N.A., Philadelphia, Pennsylvania, ABA # 031000011. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.

Section 4. Conditions to Closing.

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Each Purchaser's obligation to purchase and pay for the Notes to be sold to such
Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

                        Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct at the time of the Closing.

                        Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default s hall have occurred and be continuing.

                        Section 4.3.     Compliance Certificates.
                        (a) Officer's Certificate. The Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

                        (b)     Secretary's or Assistant Secretary's
Certificate. The Company shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

                        Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Morgan, Lewis & Bockius LLP, counsel for the Company, covering the matters set forth in
         Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser) and (b) from Chapman and Cutler, Purchasers' special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably re quest.

                         Section 4.5. Purchase Permitted by Applicable Law, etc. On the date of the Closing such Purchaser's purchase of Notes to be purchased by it shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment,
         (b) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by such Purchaser, such Purchaser shall have received an Officer's Certificate certifying, to such officer's knowledge, as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase i s so permitted.

                         Section 4.6. Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to each of the Purchasers and each of the Purchasers shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

                         Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of Purchaser's special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

                         Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes.

                         Section 4.9. Changes in Corporate Structure. Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or

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         consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.
                        Section 4.10. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and Purchasers' special counsel, and such Purchaser and Purchasers' special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or they may reasonably request.

 Notwithstanding anything herein to the contrary, all conditions to Closing listed in this Section 4 shall be deemed satisfied or waived by each Purchaser upon the consummation of the Closing.


Section 5.      Representations and Warranties of the Company.

       The Company represents and warrants to each of the Purchasers that as of the date of the Closing:

                        Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

                        Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                        Section 5.3. Disclosure. The Company, through its agent, PNC Capital Markets, has delivered to each of the Purchasers a copy of a Confidential Information Memorandum, dated November 18, 1996 (the "Memorandum"), relating to the transactions contemplated hereby. This Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1995, there has been no change in the financial condition, operations, business or properties of the Company or any of its Restricted Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                        Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists as of the date of the Closing (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers. Those Subsidiaries listed in Section 1 of Schedule 5.4 shall constitute Restricted Subsidiaries as of the date of the Closing.

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                (b)      All of the outstanding shares of capital stock or
similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.
                (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

                        Section 5.5. Financial Statements. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

                        Section 5.6.     Compliance with Laws, Other
         Instruments, etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Restricted Subsidiary is bound or by which the Company or any Restricted Subsidiary or any of their respective properties may be bound or affected, where such contravention, breach, default or Lien would reasonably be expected to have a Material Adverse Effect, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Restricted Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Restricted Subsidiary.

                        Section 5.7. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

                        Section 5.8. Litigation; Observance of Statutes and Orders. (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Restricted Subsidiary or any property of the Company or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                (b) Neither the Company nor any Restricted Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                        Section 5.9. Taxes. The Company and its Restricted Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have becom e

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         due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Restricted Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Restricted Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1991.

                        Section 5.10. Title to Property; Leases. The Company and its Restricted Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by Section 10.5 of this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

                        Section 5.11. Licenses, Permits, etc. Except as disclosed in Schedule 5.11, the Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

                        Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                (b) The present value of the aggregate benefit liabilities under each of the Plans subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in Section 3 of ERISA.

                (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.


                (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Restricted Subsidiaries is not Material.

                (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each of the Purchaser's representations in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

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                        Section 5.13.    Private Offering by the Company.
         Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 30 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company or anyone acting on its behalf has taken, nor will the Company take or authorize or direct anyone acting on its behalf to take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

                        Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

                        Section 5.15. Existing Debt. Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of the date of the Closing. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Restricted Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Restricted Subsidiary the total outstanding principal amount of which exceeds $500,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                        Section 5.16. Foreign Assets Control Regulations, etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

                        Section 5.17. Status under Certain Statutes. Neither the Company nor any Restricted Subsidiary is registered or required to be registered as an "investment company" under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended. Except for SEI Financial Services Company and SEI Financial Management Corporation, which are registered under the Investment Advisers Act of 1940, as amended, neither the Company nor any Restricted Subsidiary is registered or required to be registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended.

Section 6.      Representations of the Purchaser.
                        Section 6.1. Purchase for Investment. Each Purchaser represents that such Purchaser is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or their property shall at all times be within its or their control. Each Purchaser represents that it is either (i) an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act, with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and is able to bear the economic risk of an

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         investment in the Notes or (ii) a "qualified institutional buyer" as defined in Rule 144A of the Securities Act. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.


                        Section 6.2. Source of Funds. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by it hereunder:
                        (a) the Source is such Purchaser's "insurance company general account" as defined in Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and in respect thereof such Purchaser represents that there is no "employee benefit plan" (as defined in Section 3(3) of ERISA and Section 4975(e)(1) of the Code) established or maintained by the Company (and affiliates thereof as defined in section V(a)(1) of PTE 95-60) with respect to which the amount of general account reserves and liabilities of all contracts held by or on behalf of such plan exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners' Annual Statement filed with such Purchaser's state of domicile: or

                        (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser shall have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                        (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), and the purchase of the Notes satisfies the conditions of the QPAM Exemption; or

                        (d)     the Source is a governmental plan; or

                        (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                        (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.


If any Purchaser of the Notes indicates that such Purchaser is relying on any representation contained in paragraph (b) or (e) above, the Company shall deliver on the date of Closing a certificate, which shall state that it is neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Internal Revenue Code of 1986, as amended), with respect to any plan identified pursuant to paragraphs (b) or (e) above. Anything contained herein to the contrary notwithstanding, any subsequent transferee of the Notes
(i) shall not be entitled to rely on paragraph (e) above, and (ii) shall only be entitled to rely on paragraph (b) above to the extent no disclosure of plans with a greater than 10% interest in such separate account or investment fund is required to be given to the Company.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7.      Information as to Company.

                        Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional
Investor:

                        (a) Quarterly Statements -- promptly, and in any event within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of, (i) a consolidated balance sheet of the Company and its Restricted Subsidiaries as at the end of such quarter, and

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                                (ii)     consolidated statements of income,
changes in shareholders' equity and cash flows of the Company and its Restricted Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that, if for such quarterly fiscal period the gross revenues of all Unrestricted Subsidiaries, determined on a consolidated basis, shall be less than 5% of the gross revenues of the Company and its Subsidiaries, determined on a consolidated basis, delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                        (b) Annual Statements-- promptly, and in any event within 105 days after the end of each fiscal year of the Company, duplicate copies of,
                                (i)  a consolidated balance sheet of the Company
and its Restricted Subsidiaries, as at the end of such year, and


                                (ii)    consolidated statements of income,
changes in shareholders' equity and cash flows of the Company and its Restricted Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that, if for such fiscal year the gross revenues of all Unrestricted Subsidiaries, determined on a consolidated basis, shall be less than 5% of the gross revenues of the Company and its Subsidiaries, determined on a consolidated basis, the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

                        (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;
                        (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                        (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                                (i)      with respect to any Plan, any
reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                                (ii) the taking by the PBGC of
steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a

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trustee to administer, any Plan, or the receipt by the Company or any ERISA
Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or


                                (iii)    any event, transaction or condition
that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

                        (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of a Responsible Officer's receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                        (g) Requested Information -- with reasonable promptness, such other data and information (including, without limitation, management letters, if requested by any such holder of Notes) relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

                        Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                        (a) Covenant Compliance -- the information (including detailed calculations, where applicable) required in order to establish whether the Company was in compliance with the requirements of Section
10.1 through Section 10.6 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                        (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default (to the extent a Senior Financial Officer has knowledge thereof after inquiry of the Responsible Officers) or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

                        Section 7.3. Inspection. The Company shall permit the representatives of each holder of Notes that is an Institutional
         Investor:
                        (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company's officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                        (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries), all at such times and as often as may be requested.

Section 8.      Prepayment of the Notes.

                        Section 8.1. Required Prepayments. (a) Series A Notes. On February 24, 1998 and on each February 24 thereafter to and including February 24, 2002 the Company will prepay $1,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and

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         without payment of the Make-Whole Amount or any premium and on February
         24, 2003 and on each February 24 thereafter to and including February 24, 2006 the Company will prepay $3,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series A
         Notes pursuant to Section 8.2 or Section 8.4 or any purchase of the Series A Notes permitted by Section 8.6 the principal amount of each required prepayment of the Series A Notes becoming due under this
         Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series A Notes is reduced as a result of such prepayment or purchase.

                           (b)  Series B Notes. On February 24, 1998 and on each
February 24 thereafter to and including February 24, 2011 the Company will prepay $1,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series B Notes pursuant to Section 8.2 or Section 8.4 or any purchase of the Series B Notes permitted by Section 8.6 the principal amount of each required prepayment of the Series B Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series B Notes is reduced as a result of such prepayment or purchase.

                        Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part, of the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 20 days and not more than 90 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

                        Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof .

                        Section 8.4. Prepayment upon Change in Control. (a) Notice of Change in Control or Control Event. The Company will, within three Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.4. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (c) of this Section 8.4 and shall be accompanied by the certificate described in subparagraph
         (g) of this Section 8.4.

                           (b)      Condition to Company Action.  The Company
 will not take any action that consummates or finalizes a Change in Control unless (i) at least 30 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (c) of this Section 8.4, accompanied by the certificate described in subparagraph (g) of this Section 8.4, and (ii) contemporaneously with such action, it prepays all Notes required to be prepaid to be in accordance with this Section 8.4.

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

                    (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section 8.4 shall be an offer to prepay, in accordance with and subject to this Section 8.4, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.4, such date shall be not less than 30 days and not more than 40 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 30th day after the date of such offer).

                    (d) Acceptance; Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.4 by causing a notice of such acceptance to be delivered to the Company at least 15 days prior to the Proposed Prepayment Date. If the offer is so accepted by any holder of Notes, the Company at least 10 days prior to the Proposed Prepayment Date shall give written notice to each holder of Notes that has not so accepted the offer, in which notice the Company shall (i) state the aggregate outstanding principal amount of Notes in respect of which the offer has been accepted and (ii) renew the offer and extend the time for acceptance by stating that any holder of Notes may yet accept the offer, whether theretofore rejected or not, by causing a notice of such acceptance to be delivered to the Company at least three days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.4 shall be deemed to constitute a rejection of such offer by such holder.

                    (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.4 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8.4.

                    (f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph
(b) and accepted in accordance with subparagraph (d) of this Section 8.4 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.4 in respect of such Change in Control shall be deemed rescinded).

                    (g) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.4 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.4; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.4 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

                    (h) "Change in Control" Defined. A "Change in Control" shall occur on the first day that any Person or Persons acting in concert (other than any one or more of the Current Management Group), together with Affiliates thereof, shall (i) in the aggregate, directly or indirectly, control or own (beneficially or otherwise) a majority (by number of shares) of the issued and outstanding Voting Stock of the Company, or (ii) acquire all or substantially all of the assets of the Company and its Restricted Subsidiaries.

                    (i)    "Control Event" Defined.  "Control Event" means:
                           (i)     the execution by the Company or any of its
Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

                    (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

                    (iii) the making of any written offer by any Person or Persons acting in concert to the holders of the Voting Stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

                    (j) "Current Management Group" Defined. "Current Management Group" means Alfred P. West, Jr., Henry H. Greer, Carmen V. Romeo, Richard B. Lieb, William M. Doran, Donald C. Carroll and Henry H. Porter, Jr. and their respective Families and Family Trusts.

                    (k) "Family" Defined. "Family" means, in respect of any individual, lineal descendants to the second degree of consanguinity of such individual.

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                    (l)    "Family Trusts" Defined.  "Family Trusts" means, in
respect of any individual, any trusts for the exclusive benefit of such individual, his/her spouse and lineal descendants, so long as one or more of the Current Management Group (other than a Family Trust) has the exclusive right to control each such trust.

                           Section 8.5. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

                           Section 8.6. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions (giving effect to the different maturities and interest rates applicable to each series of Notes). Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 10% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

                           Section 8.7. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
    "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

    "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

    "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on the Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release
    H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b)

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    interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

    "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

    "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

    "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section
    8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 9.               Affirmative Covenants.

                    The Company covenants that so long as any of the Notes are outstanding:
                           Section 9.1. Compliance with Law. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

                           Section 9.2. Insurance. The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

                           Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

                           Section 9.4. Payment of Taxes. The Company will, and will cause each of its Subsidiaries to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have

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         become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Restricted Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or
         (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

                           Section 9.5. Corporate Existence, Etc. The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 10.4, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.
Section 10.         Negative Covenants.

                The Company covenants that so long as any of the Notes are outstanding:

                           Section 10.1. Fixed Charges Coverage Ratio. The Company will not, at any time, permit the Fixed Charges Coverage Ratio to be less than 1.25 to 1.

                           Section 10.2. Limitations on Debt. (a) The Company will not, at any time, permit Consolidated Debt to exceed 65% of Consolidated Capitalization.
                    (b) The Company will not, and will not permit any Restricted Subsidiary to, create, assume or incur or in any manner become liable in respect of any Debt, except:
                           (1)     Debt evidenced by the Notes;

                           (2)     Debt of the Company and its Restricted
Subsidiaries outstanding as of the date of the Closing and reflected on Schedule
5.15 and any undrawn amounts available under the Revolving Credit Agreement (as defined in Schedule 5.15), provided that the total amount drawn under the Revolving Credit Agreement shall not exceed $50,000,000;

                           (3)     unsecured Debt of the Company and secured
Debt of the Company secured by Liens permitted by Section 10.5(g) and Section 10.5(i), provided that at the time of issuance thereof and after giving effect thereto and to the application of the proceeds thereof:


                                   (i)   no Default or Event of Default exists,
and


                                   (ii)  in the case of the issuance of any such
secured Debt of the Company secured by Liens permitted by Section 10.5(i), the aggregate amount of all Debt (excluding Debt permitted pursuant to Section 10.2(b)(8)) of the Company secured by Liens permitted by Section 10.5(i) and all Debt (excluding Debt permitted pursuant to Section 10.2(b)(8)) of Restricted Subsidiaries shall not exceed 20% of Consolidated Net Worth;
                           (4)     unsecured Debt of Restricted Subsidiaries and
secured Debt of Restricted Subsidiaries secured by Liens permitted by Section 10.5(g) and Section 10.5(i), provided that at the time of issuance thereof and after giving effect thereto and to the application of the proceeds thereof:


                                   (i)   no Default or Event of Default exists,
and


                                   (ii)  in the case of the issuance of any such
Debt of Restricted Subsidiaries, the aggregate amount of all Debt (excluding Debt permitted pursuant to Section 10.2(b)(8)) of the Company secured by Liens permitted by Section 10.5(i) and all Debt (excluding Debt permitted pursuant to

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Section 10.2(b)(8)) of Restricted Subsidiaries shall not exceed 20% of
Consolidated Net Worth;
                           (5)     Debt of the Company to a Restricted
Subsidiary;

                           (6)     Debt of a Restricted Subsidiary to the
Company or to a Restricted Subsidiary;

                           (7)     Debt which constitutes a renewal, extension,
substitution, refinancing, or replacement (collectively, a "Restructuring") of Debt of the Company and its Restricted Subsidiaries, provided that the Debt resulting from such Restructuring shall not exceed the outstanding principal amount of such Debt being restructured unless the Company and its Restricted Subsidiaries would be permitted to issue such excess amount of Debt pursuant to clauses (3), (4), (5), (6) or (8), as the case may be, of this Section 10.2(b); and

                           (8)     non-recourse Debt of the Company and its
Restricted Subsidiaries incurred in connection with (i) the financing of the distribution of fund shares that do not assess a front-end load or sales charge which Debt expressly precludes the payment thereof from any properties or assets of the Company or any Restricted Subsidiary other than Rule 12b-1 Fees, contingent deferred sales charges, other substantially similar fees, charges, expenses or liabilities permitted under applicable law, and the proceeds thereof, or (ii) the financing, acquisition or purchase of trade finance receivables which Debt expressly precludes the payment thereof from any properties or assets of the Company or any Restricted Subsidiary other than such receivables and the proceeds thereof.

                    (c) Any Person which becomes a Restricted Subsidiary after the date hereof shall for all purposes of this Section 10.2 be deemed to have created, assumed or incurred at the time it becomes a Restricted Subsidiary all Debt of such Person existing immediately after it becomes a Restricted Subsidiary.

                           Section 10.3. Consolidated Net Worth. (a) The Company will not, at any time on or before December 31, 1999, permit Consolidated Net Worth to be less than the sum of (i) $30,000,000, plus
         (ii) an aggregate amount equal to 30% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year beginning with the fiscal year ending on December 31, 1997, plus (iii) 30% of its Consolidated Net Income (but only if a positive number) for the period beginning on the first day of the then current fiscal year and ending at the end of the then most recently completed fiscal quarter.
                    (b) The Company will not, at any time after December 31, 1999, permit Consolidated Net Worth to be less than the sum of (i) $30,000,000, plus (ii) an aggregate amount equal to 30% of its Consolidated Net Income (but, in each case, only if a positive number) for each fiscal year beginning with the fiscal year ending on December 31, 1997 and ending with the fiscal year ending on December 31, 1999, plus (iii) an aggregate amount equal to 50% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year beginning with the fiscal year ending on December 31, 2000, plus (iv) 50% of its Consolidated Net Income (but only if a positive number) for the period beginning on the first day of the then current fiscal year and ending at the end of the then most recently completed fiscal quarter.

                           Section 10.4. Mergers, Consolidations and Sales of Assets. (a) The Company will not, and will not permit any Restricted Subsidiary to, (i) consolidate with or be a party to a merger with any other Person or (ii) sell, lease or otherwise dispose of all or any substantial part (as defined in paragraph (d) of this Section 10.4) of the property or assets (an "Asset Disposition") of the Company and its Restricted Subsidiaries; provided, however, that:

                           (1)     any Restricted Subsidiary may merge or
consolidate with or into the Company or any Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation;

                           (2)     the Company may consolidate or merge with any
other Person if (i) the Company shall be the surviving or continuing corporation and (ii) at the time of such consolidation or merger and after giving effect thereto no Default or Event of Default shall have occurred and be continuing;

                           (3)     any Restricted Subsidiary may consolidate or
merge with any other Person if at the time of such consolidation or merger and after giving effect thereto:


                                   (A)   no Default or Event of Default shall
have occurred and be continuing; and


                                   (B)   the property and assets of such
Restricted Subsidiary do not constitute a substantial part of the property and assets of the Company and its Restricted Subsidiaries;

                           (4)     any Restricted Subsidiary may make an Asset
Disposition to the Company or any Restricted Subsidiary; and

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                           (5)     the Company or any Restricted Subsidiary may
make an Asset Disposition to the extent related to:


                                   (A)   property and assets which are
considered to be a part of operations which are deemed to be discontinued as of December 31, 1996, in accordance with GAAP,


                                   (B)   Rule 12b-1 Fees, contingent deferred
sales charges, other substantially similar fees, charges, expenses or liabilities permitted under applicable law, and the proceeds thereof to which the Company or any Restricted Subsidiary is or will be entitled, or


                                   (C)   trade finance receivables and the
proceeds thereof to which the Company or any Restricted Subsidiary is or will be entitled.
                    (b) The Company will not permit any Restricted Subsidiary to issue or sell any shares of stock of any class (including as "stock" for the purposes of this Section 10.4, any warrants, rights or options to purchase or otherwise acquire stock or other Securities exchangeable for or convertible into stock) of such Restricted Subsidiary (except to qualify directors) to any Person other than the Company or a Restricted Subsidiary, unless (i) at the time of such issuance or sale and after giving effect thereto, no Default or Event of Default exists, (ii) such issue or sale does not constitute a substantial part (as hereinafter defined) of the property and assets of the Company and its Restricted Subsidiaries, and (iii) the Minority Interests in such Restricted Subsidiary, after giving effect to such issuance or sale, would not exceed 20%.
                    (c) The Company will not sell, transfer or otherwise dispose of any shares of stock of any Restricted Subsidiary (except to qualify directors) or any Indebtedness of any Restricted Subsidiary, and will not permit any Restricted Subsidiary to sell, transfer or otherwise dispose of (except to the Company or a Restricted Subsidiary) any shares of stock or any Indebtedness of any other Restricted Subsidiary, unless:
                           (1)     either


                                   (A)   such sale, transfer or disposition is
made within the limitations of Section 10.4(b), or


                                   (B)   simultaneously with such sale,
transfer, or disposition, all shares of stock and all Indebtedness of such Restricted Subsidiary at the time owned by the Company and by every other Restricted Subsidiary shall be sold, transferred or disposed of as an entirety, or


                                   (C)   at the time of such sale, transfer or
disposition, any Investment in such Restricted Subsidiary, and each other Restricted Subsidiary (if any) which has or will be indirectly sold, transferred or disposed of as a result of such sale, transfer or disposition, (collectively, the "Transferred Subsidiaries") by the Company and by every other Restricted Subsidiary after giving effect to such sale, transfer or disposition shall be deemed an Investment made by the Company or such other Restricted Subsidiary at such time;
                           (2)     the Board of Directors of the Company shall
have determined, as evidenced by a resolution thereof, that the proposed sale, transfer or disposition of said shares of stock and Indebtedness is in the best interests of the Company;

                           (3)     said shares of stock and Indebtedness are
sold, transferred or otherwise disposed of to a Person, for consideration and on terms reasonably deemed by the Board of Directors to be adequate and satisfactory, provided that (i) the amount of any non-cash consideration received by the Company or a Restricted Subsidiary shall be determined in good faith to be a reasonable amount of non-cash consideration by the Board of Directors of the Company, as evidenced by an Officer's Certificate of the Company setting forth in reasonable detail the basis of such determination and delivered to the holders of the Notes, and (ii) any non-cash consideration which would be classified as an Investment of the Company or such Restricted Subsidiary shall be deemed an Investment made by the Company or such Restricted Subsidiary on the date of such sale, transfer or disposition in the amount of such valuation;

                           (4)     except in the case of transactions permitted
by Section 10.4(b) or 10.4(c)(1)(A), either (A) the Transferred Subsidiaries shall not have any continuing investment in the Company or any

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other Restricted Subsidiary not being simultaneously disposed of, or (B) after giving effect to such sale, transfer or disposition, (x) any Debt of the Company and any other Restricted Subsidiary to such Transferred Subsidiaries (including Guaranties of Debt of such Transferred Subsidiaries) shall be deemed Debt incurred by the Company or such other Restricted Subsidiary at the time of such sale, transfer or disposition and (y) any shares of stock of the Company and any other Restricted Subsidiary held by such Transferred Subsidiaries shall be deemed to have been issued and sold to such Transferred Subsidiaries by the Company or such other Restricted Subsidiary for purposes of this Section 10.4;

                           (5)     the property and assets of the Transferred
Subsidiaries do not constitute a substantial part (as hereinafter defined) of the property and assets of the Company and its Restricted Subsidiaries; and

                           (6)     at the time of such sale, transfer or
disposition and after giving effect thereto, no Default or Event of Default exists.

                    (d) As used in this Section 10.4, a sale, lease or other disposition of property and assets shall be deemed to be a "substantial part" of the property and assets of the Company and its Restricted Subsidiaries if:
                           (i)     the book value of such property and assets,
when added to the book value of all other property and assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries (other than in the ordinary course of business) during the 12-month period ending with the date of such sale, lease or other disposition, exceeds 10% of Total Assets, determined as of the end of the immediately preceding fiscal year;

                           (ii)    EBITDA associated with such property and
assets, when added to EBITDA associated with all other property and assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries (other than in the ordinary course of business) during the 12-month period ending with the date of such sale, lease or other disposition, exceeds 10% of EBITDA associated with all property and assets of the Company and its Restricted Subsidiaries, determined in each case for the immediately preceding fiscal year;

                           (iii)   the book value of such property and assets,
when added to the book value of all other property and assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries (other than in the ordinary course of business) during the period beginning on January 1, 1997 and ending with the date of such sale, lease or other disposition, exceeds 30% of Total Assets, determined as of the end of the immediately preceding fiscal year; or

                           (iv)    EBITDA associated with such property and
assets, when added to EBITDA associated with all other property and assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries (other than in the ordinary course of business) during the period beginning on January 1, 1997 and ending with the date of such sale, lease or other disposition, determined in each case for the fiscal year immediately preceding such sale, lease or other disposition, exceeds 30% of EBITDA associated with all property and assets of the Company and its Restricted Subsidiaries, determined for the immediately preceding fiscal year.

If the Net Proceeds of any sale, lease or other disposition of assets are applied to a Debt Prepayment Application or a Property Reinvestment Application within 365 days after such sale, lease or other disposition, then such sale, lease or other disposition shall not be included in any computations under this paragraph (d) as of a date on or after the Net Proceeds are so applied; provided, that in the opinion of the Board of Directors of the Company, such sale, lease or other disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property and assets exchanged and is in the best interest of the Company or such Restricted Subsidiary.
                           Section 10.5. Limitation on Liens. The Company will not, and will not permit any Restricted Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Restricted Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:
                           (a)     Liens for property taxes and assessments or
governmental charges or levies and Liens securing claims or demands of carriers, warehousemen, landlords, mechanics and materialmen, provided payment thereof is not at the time required by Section 9.4;

                           (b)     Liens of or resulting from any judgment or
award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a Restricted Subsidiary shall at any time in good faith be pursuing an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

                           (c)     Liens incidental to the conduct of business
or the ownership of properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided in each

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case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

                           (d)     minor survey exceptions or minor
encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Company and its Restricted Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Company and its Restricted Subsidiaries;

                           (e)     Liens securing Debt of a Restricted
Subsidiary to the Company or to another Restricted Subsidiary;

                           (f)     Liens existing as of the date of the Closing
and securing Debt of the Company and its Restricted Subsidiaries referred to in item 2 of Schedule 5.15;

                           (g)     Liens incurred after the date of the Closing
given to secure Capitalized Leases or the payment of the purchase price incurred in connection with the acquisition of fixed assets useful and intended to be used in carrying on the business of the Company or a Restricted Subsidiary, including Liens existing on such fixed assets at the time of acquisition thereof or at the time of acquisition by the Company or a Restricted Subsidiary of any business entity then owning such fixed assets, whether or not such existing Liens were given to secure the payment of the purchase price of the fixed assets to which they attach so long as they were not incurred, extended or renewed in contemplation of such acquisition, provided that (i) the Lien shall attach solely to the fixed assets acquired or purchased, (ii) at the time of acquisition of such fixed assets, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such fixed assets whether or not assumed by the Company or a Restricted Subsidiary shall not exceed an amount equal to 100% of the lesser of the total purchase price or fair market value at the time of acquisition of such fixed assets (as determined in good faith by the chief financial officer of the Company), and (iii) all such Indebtedness shall have been incurred within the applicable limitations provided in Section 10.2(a) and
Section 10.2(b);

                           (h)     Liens renewing, extending or refunding any
Lien permitted by paragraphs (f) or (g) of this Section 10.5, provided that (i) at the time of such extension, renewal or refunding and after giving effect thereto, no Default or Event of Default exists, (ii) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, and (iii) such Lien is not extended to any other property of the Company or any Restricted Subsidiary;

                           (i)     other Liens not otherwise permitted by
paragraphs (a) through (h), provided that the Indebtedness secured thereby is permitted pursuant to Section 10.2(b)(3) or Section 10.2(b)(4), as the case may be; and

                           (j)     Liens on Rule 12b-1 Fees, contingent deferred
sales charges, other substantially similar fees, charges, expenses or liabilities permitted under applicable law, and trade finance receivables and the proceeds thereof, provided that the Debt secured thereby is permitted pursuant to Section 10.2(b)(8).


For the purposes of this Section 10.5, any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Restricted Subsidiary, and any Person extending, renewing or refunding any Indebtedness secured by any Lien permitted pursuant to Section 10.5(i) shall be deemed to have incurred such Lien at the time of such extension, renewal or refunding.

                           Section 10.6. Investments. The Company will not, and will not permit any Restricted Subsidiary to, make any Investments, other than :
                           (a)     Investments existing as of the date of the
Closing and reflected on Schedule 10.6(a);

                           (b)     Investments by the Company and its Restricted
Subsidiaries in and to Subsidiaries, including any Investment in a corporation which, after giving effect to such Investment, will become a Subsidiary;

                           (c)     Investments in commercial paper maturing in
270 days or less from the date of acquisition which, at the time of acquisition by the Company or any Restricted Subsidiary, is accorded the highest rating by S&P, Moody's or other nationally recognized credit rating agency of similar standing;

                           (d)     Investments in direct obligations of the
United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in either case, maturing in twelve months or less from the date of acquisition thereof;

                           (e)     Investments in certificates of deposit
maturing within one year from the date of

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acquisition thereof, issued by an Acceptable Bank;

                           (f)     Investments in property to be used in the
ordinary course of business of the Company and its Restricted Subsidiaries, including assets designated as loans receivable available for sale in accordance with GAAP;

                           (g)     Investments in new mutual funds or other
pooled investment vehicles sponsored, managed or administered by the Company or any Restricted Subsidiary, provided that the amount of any Investment in any new mutual fund or other pooled investment vehicle administered (but not sponsored or managed) by the Company or any Restricted Subsidiary shall not exceed the lesser of (A) $500,000, or (B) the minimum amount of such Investment required by applicable law;

                           (h)     Investments in the Company's common stock
related to a disclosed stock repurchase or buy-back plan;

                           (i)     Investments in Repurchase Agreements with a
term of not more than 365 days; and

                           (j)     Restricted Investments, provided that
immediately after giving effect thereto the aggregate outstanding value of all such Restricted Investments (valued immediately after giving effect thereto) would not exceed the greater of (A) $6,000,000 and (B) 5% of Consolidated Net Worth determined as of the date such Restricted Investment is made.


  In valuing any Investments for the purpose of applying the limitations set forth in this Section 10.6, such Investments shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation therein, but less any amount repaid or recovered on account of capital or principal.


  For purposes of this Section 10.6, at any time when a corporation becomes a Restricted Subsidiary, all Investments of such corporation at such time shall be deemed to have been made by such corporation, as a Restricted
                           Subsidiary, at such time.

                           Section 10.7. Changes in Status of Subsidiaries.
         (a) So long as no Default or Event of Default shall have occurred and be continuing, the Board of Directors of the Company may at any time and from time to time, upon not less than 30 days' prior written notice given to each holder of Notes, designate a previously Unrestricted Subsidiary (including a new Subsidiary designated on the date of its formation) which satisfies the requirements of clauses (i) and (ii) of the definition of "Restricted Subsidiary" contained in Exhibit B as a Restricted Subsidiary, provided that (1) immediately after such designation and after giving effect thereto no Default or Event of Default shall have occurred and be continuing and (2) after giving effect to such designation, the Consolidated Net Income of all Foreign Subsidiaries of the Company for the then most recently completed fiscal quarter shall not exceed 10% of the Consolidated Net Income of the Company and its Restricted Subsidiaries for the then most recently completed fiscal quarter, and provided, further, that any Subsidiary (other than a new Subsidiary designated a Restricted Subsidiary on the date of its formation) which is designated a Restricted Subsidiary by the Board of Directors of the Company subsequent to the date of this Agreement and thereafter is designated by the Board of Directors of the Company, or becomes, an Unrestricted Subsidiary, may not be redesignated a Restricted Subsidiary.
                    (b) So long as no Default or Event of Default shall have occurred and be continuing, the Board of Directors of the Company may at any time and from time to time, upon not less than 30 days' prior written notice given to each holder of Notes, designate a previously Restricted Subsidiary as an Unrestricted Subsidiary, provided that immediately after such designation and after giving effect thereto (i) no Default or Event of Default shall have occurred and be continuing, and (ii) either (1) such Subsidiary shall not have any continuing investment in the Company or any other Restricted Subsidiary not being simultaneously designated an Unrestricted Subsidiary, or (2) after giving effect to such designation, (x) any Debt of the Company and any other Restricted Subsidiary to such Subsidiary being designated an Unrestricted Subsidiary (including Guaranties of Debt of such Subsidiary being designated an Unrestricted Subsidiary) shall be deemed Debt incurred by the Company or such other Restricted Subsidiary at the time of such sale, transfer or disposition and (y) any shares of stock of the Company and any other Restricted Subsidiary held by such Subsidiary being designated an Unrestricted Subsidiary shall be deemed to have been issued and sold to such Subsidiary being designated an Unrestricted Subsidiary by the Company or such other Restricted Subsidiary for purposes of Section 10.4, and provided, further, that any Subsidiary which is designated by the Board of Directors of the Company, or becomes, an Unrestricted Subsidiary subsequent to the date of this

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Agreement and thereafter is designated by the Board of Directors of the Company a Restricted Subsidiary, may not be redesignated an Unrestricted Subsidiary.
                    (c)    Any notice of designation pursuant to this Section
10.7 shall be accompanied by a certificate signed by a Responsible Officer of the Company stating that the provisions of this Section 10.7 have been complied with in connection with such designation and setting forth the name of each other Subsidiary (if any) which has or will become a Restricted Subsidiary or an Unrestricted Subsidiary, as the case may be, as a result of such designation.
                           Section 10.8. Transactions with Affiliates. The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.
Section 11.         Events of Default.

  An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:
                           (a)     the Company defaults in the payment of any
principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                           (b)     the Company defaults in the payment of any
interest on any Note for more than five days after the same becomes due and payable; or

                           (c)     the Company defaults in the performance of or
compliance with any term contained in Sections 10.1, 10.2(a), 10.2(b)(3), 10.2(b)(4), 10.2(b)(6), 10.3, 10.4, 10.5(g), 10.5(h), 10.5(i) or 10.6(i) and
such default is not remedied within five Business Days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

                           (d)     the Company defaults in the performance of or
compliance with any term contained in Section 8, 9 or 10 (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

                           (e)     the Company defaults in any material respect
in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b), (c) and (d) of this Section 11) and such default is not remedied within 60 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

                           (f)     any representation or warranty made in
writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made and, if the fact, circumstance or condition that is the subject of such representation or warranty can be made true and correct, such fact, circumstance or condition is not made true and correct within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge thereof and (ii) the Company receiving written notice thereof from any holder of a Note; or

                           (g)     (i) the Company or any Restricted Subsidiary
is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

                           (h)     the Company or any Restricted Subsidiary (i)
is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

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                           (i) a court or governmental authority of competent
jurisdiction enters an order appointing, without consent by the Company or any of its Restricted Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization, or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Restricted Subsidiaries, or any such petition shall be filed against the Company or any of its Restricted Subsidiaries and such petition shall not be dismissed within 60 days; or

                           (j)     a final judgment or judgments for the payment
of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Restricted Subsidiaries and which judgments are not, within 90 days after entry thereof, bonded, discharged or stayed pending appeal; or

                           (k)     If (i) any Plan shall fail to satisfy the
minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.


As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.
Section 12.         Remedies on Default, Etc.
                           Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
                    (b)    If any Event of Default described in paragraph (a) or
(b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding may at any time, at its or their option, by written notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
                    (c) If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% or more in principal amount of the Notes at the time outstanding may at any time at its or their option, by written notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

    Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

                           Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

                           Section 12.3. Rescission. At any time after any Notes have been declared due and

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         payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes of each series, all principal of and Make-Whole Amount, if any, on any Notes of each series that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes of each series, at the respective Default Rates,
         (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this
         Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

                           Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay or failure on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

Section 13.        Registration; Exchange; Substitution of Notes.

                           Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

                           Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder's attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1-A or 1-B, as the case may be (including, without limitation, the legend set forth therein). Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than (a) $1,000,000, in the case of a transfer to an existing holder of the Notes, and (b) $5,000,000, in the case of any other transfer of the Notes, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $5,000,000 or $1,000,000, as the case may be. Any transferee, by its acceptance of

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a Note registered in its name (or the name of its nominee), shall be deemed to make the representations set forth in Section 6.

        Anything contained in this Section 13.2 to the contrary notwithstanding. Notes shall not be transferred to any transferee, unless such transferee first delivers to the Company a duly authorized certificate, wherein the transferee makes the representations set forth in Section 6 (including, without limitation a representation that at least one of the representations set forth in Section 6.2, as required to be made by a transferee of the Notes, is accurate) and agrees to be subject to the undertakings and obligations required of a holder of Notes hereunder and under the Notes.

                           Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                           (a)     in the case of loss, theft or destruction, of
indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $250,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                           (b)     in the case of mutilation, upon surrender and
cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated
Note if no interest shall have been paid thereon.

Section 14.      Payments on Notes.

                           Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Oaks, Pennsylvania at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in the United States or the principal office of a bank or trust company in the United States.

                           Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. The Company will afford the benefits of this Section
         14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

Section 15.      Expenses, Etc.

                           Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by any Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or

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         the Notes or in responding to any supoena or other legal process or informal investigative demand issue in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Restricted Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each of the Purchasers and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by such Purchaser).

                           Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

Section 16.      Survival of Representations and Warranties; Entire Agreement.

    All representations and warranties of the parties hereto contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by each of the Purchasers of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or the holder of any Note pursuant to this Agreement shall be deemed representations and warranties of such party under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each of the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.      Amendment and Waiver.

                           Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of
         Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

                           Section 17.2.  Solicitation of Holders of Notes.

                    (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                    (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding whether or not such holder consented to such waiver or amendment.

                           Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent

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         thereon. No course of dealing between the Company and the holder of any
         Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.
                           Section 17.4.  Notes Held by Company, Etc.  Solely
         for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.
Section 18.      Notices.

   All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                           (i)     if to any Purchaser or its nominee, to such
Purchaser or it at the address specified for such communications in Schedule A, or at such other address as such Purchaser or it shall have specified to the Company in writing,

                           (ii)    if to any other holder of any Note, to such
holder at such address as such other holder shall have specified to the Company in writing, or

                           (iii)   if to the Company, to the Company at its
address set forth at the beginning hereof to the attention of the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.
Section 19.      Reproduction of Documents.

  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser or the Company at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser or the Company, may be reproduced by such Purchaser or the Company by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser or the Company may destroy any original document so reproduced. The Purchasers and the Company agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding
     (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser or the Company in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Purchaser, the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.      Confidential Information.

For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser or other holder of the Notes (each, a "Recipient") by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Recipient as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such
   Recipient prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Recipient or any Person acting on such Recipient's behalf, (c) otherwise becomes known to such Recipient other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Recipient under Section 7.1 that are otherwise publicly available. Each of the Recipients will maintain the confidentiality of such Confidential Information received by such Recipient in accordance with procedures adopted by such Recipient in good faith and using its best efforts to protect confidential information of third parties delivered to it, provided that such Recipient may deliver or disclose Confidential Information to (i) such Recipient's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such

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disclosure reasonably
relates to the administration of the investment represented by its Notes), (ii) such Recipient's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Recipient sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Recipient offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Recipient, (vii) the National Association of
    Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such
  Recipient's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Recipient, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Recipient is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Recipient may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under its Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this
            Section 20 as though it were a party to this Agreement.

Section 21.      Substitution of Purchaser.

  Each of the Purchasers shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such
    Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to include such Affiliate in lieu of such substituting
 Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to the substituting Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to include such Affiliate, but shall refer to such substituting Purchaser, and such substituting Purchaser shall have all the rights and obligations of an original holder of the Notes under this Agreement.

Section 22.      Miscellaneous.
                           Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

                           Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

                           Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

                           Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to

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         excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                           Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by fewer than all, but together signed by all, of the parties hereto.

                           Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                   * * * * *

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